EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Siclone Industires, Inc., on Form 10-KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Paul Adams, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





Date: March 30, 2007      /s/Paul Adams
                          ------------------------------------------
                          Paul Adams
                          Chief Executive Officer and Principal Accounting
                          Officer

* A signed original of this written statement required by Section 906 has been provided to and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.